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MANAGEMENT’S REPORT ON ASSESSMENT OF COMPLIANCE

WITH SEC REGULATION AB SERVICING CRITERIA

1.	Situs Holdings, LLC (the “Company”), a wholly-owned subsidiary of SitusAMC Holdings Corporation (“SitusAMC”), is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB of the Securities and Exchange Commission (“SEC”), as of and for the year ended December 31, 2022 (the “Reporting Period”), as set forth in Appendix A hereto. The transactions covered by this report (collectively referred to as the “Special Servicing Platform” or the “Platform”) include asset-backed transactions and securities for which Situs Holdings, LLC served in the capacity of special servicer as defined in Appendix B.

2.	Except as set forth in paragraph 3 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to provide an assertion on the Company’s assessment of compliance with the applicable servicing criteria.

3.	The criteria listed in the column titled “Inapplicable Servicing Criteria” in Appendix A hereto are inapplicable to the Company based on the activities it performed, directly or through its Vendors, with respect to the Platform for the Reporting Period.

4.	During the Reporting Period, there were no wire disbursements sent or required to be sent, therefore the Company did not perform any servicing activities related to criteria 1122(d)(2)(ii) as of and for the year ended December 31, 2022.

5.	During the Reporting Period, there were no bank accounts maintained by Situs Holdings, LLC as bank accounts are only maintained for REO assets and there were no active REO assets, therefore the Company did not perform any servicing activities related to criteria 1122(d)(2)(iv-v) as of and for the year ended December 31, 2022.

6.	During the Reporting Period, there were no active assets carrying an escrow balance maintained by Situs Holdings, LLC or escrow disbursements due to be paid by Situs Holdings, LLC therefore the Company did not perform any servicing activities related to criteria 1122(d)(4)(x-xiii) as of and for the year ended December 31, 2022.

7.	During the Reporting Period, there were no loans charged off or accounts determined to be uncollectible, therefore the Company did not perform any servicing activities related to criteria 1122(d)(4)(xiv) as of and for the year ended December 31, 2022.

8.	With respect to servicing criteria 1122(d)(2)(vii), the Company has engaged various vendors to perform some or all of the activities required by these servicing criteria. Management has determined that these vendors are not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance & Disclosure Interpretation 200.06, Vendors Engaged by Servicers (“C&DI 200.06”), formerly Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations. As permitted by C&DI 200.06, management asserts that it has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criteria applicable to each vendor. Management is not aware of any material deficiencies in such policies and procedures or any material instances of non-compliance of the servicing criteria as relates to the Company by such vendors. Management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

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9.	The Company has complied, in all material respects, with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB, as of and the year ended December 31, 2022 with respect to the Platform taken as a whole.

10.	Grant Thornton LLP, an independent registered public accounting firm, has issued an attestation report on the Company’s assertion on compliance with the applicable servicing criteria for the Reporting Period.

Situs Holdings, LLC

February 28, 2023

/s/ Lisa Wallace

Lisa Wallace, General Counsel/Chief Administrative Officer

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Appendix A – Applicable Servicing Criteria

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

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	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) Are mathematically accurate; (B) Are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) Are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X1	X1
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.	X2

1 Servicing activities associated with criterion 1122(d)(2)(vii) are performed by Situs Holdings, LLC and a third-party vendor for which Situs Holdings, LLC is the responsible party.

2 For criterion 1122(d) (3)(i)(B-D), Situs Holdings, LLC did not perform the activity described in this criterion for the Reporting Period as only 1122(d)(3)(i)(A) is applicable to the functions performed by Situs Holdings, LLC.

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	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.				X
1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.				X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-aging’s) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g. forbearance plans, modifications and deeds in lieu of foreclosure, foreclosure and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

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	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Situs Holdings, LLC	Performed by Vendor(s) for which Situs Holdings, LLC is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Situs Holdings, LLC is NOT the Responsible Party	NOT performed by Situs Holdings, LLC or by subservicer(s) or Vendor(s) retained by Situs Holdings, LLC
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.				X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts) See following: (A) Such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a) (1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.				X

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APPENDIX B – The Platform

Transaction	Servicing Agreement	Servicing Agreement Date	Reporting Period	Situs Capacity
ACRE 2022-Q018	Pooling and Servicing Agreement	October 9, 2022	October 9, 2022- December 31, 2022	Special Servicer
ACREC 2021-FL1	Servicing Agreement	October 15, 2021	January 1, 2022- December 31, 2022	Special Servicer
AFHT 2019-FAIR	Trust and Servicing Agreement	October 15, 2019	January 1, 2022- December 31, 2022	Special Servicer
ARBOR 2022-Q021	Pooling and Servicing Agreement	December 1, 2022	December 1, 2022- December 31, 2022	Special Servicer
BACM 2015-UBS7	Pooling and Servicing Agreement	September 1, 2015	January 1, 2022- December 31, 2022	Special Servicer (200 Helen Street Mortgage Loan)
BACM 2017-BNK3	Pooling and Servicing Agreement	February 1, 2017	January 1, 2022- December 31, 2022	Special Servicer (Platform Whole Loan)
BAMLL 2013-WBRK	Trust and Servicing Agreement	April 1, 2013	January 1, 2022- December 31, 2022	Special Servicer
BAMLL 2015-200P	Trust and Servicing Agreement	April 23, 2015	January 1, 2022- December 31, 2022	Special Servicer
BAMLL 2015-ASTR	Trust and Servicing Agreement	August 18, 2015	January 1, 2022- December 31, 2022	Special Servicer
BAMLL 2015-HAUL	Trust and Servicing Agreement	August 13, 2015	January 1, 2022- December 31, 2022	Special Servicer
BAMLL 2016-SS1	Trust and Servicing Agreement	February 17, 2016	January 1, 2022- December 31, 2022	Special Servicer
BAMLL 2017-SCH	Trust and Servicing Agreement	December 15, 2017	January 1, 2022- December 31, 2022	Fee Mortgage Loan Special Servicer
BAMLL 2018-PARK	Trust and Servicing Agreement	September 12, 2018	January 1, 2022- December 31, 2022	Special Servicer
BAMLL 2019-BPR	Trust and Servicing Agreement	December 17, 2019	January 1, 2022- December 31, 2022	Special Servicer (Natick Mall Loan Group)
BANK 2018-BNK12	Pooling and Servicing Agreement	May 1, 2018	January 1, 2022- December 31, 2022	Special Servicer (Fair Oaks Mall)
BANK 2019-BNK18	Pooling and Servicing Agreement	May 1, 2019	January 1, 2022- December 31, 2022	Special Servicer (Newport Corporate Center)
BANK 2022-BNK39	Pooling and Servicing Agreement	February 1, 2022	February 1, 2022- December 31, 2022	Special Servicer
BBCMS 2016-ETC	Trust and Servicing Agreement	August 1, 2016	January 1, 2022- December 31, 2022	Special Servicer
BBCMS 2017-DELC	Trust and Servicing Agreement	August 29, 2017	January 1, 2022- December 31, 2022	Special Servicer
BCP 2021-330N	Trust and Servicing Agreement	June 29, 2021	January 1, 2022- December 31, 2022	Special Servicer
BFLD 2019-DPLO	Trust and Servicing Agreement	October 9, 2019	January 1, 2022- December 31, 2022	Special Servicer
BFLD 2020-EYP	Trust and Servicing Agreement	October 7, 2020	January 1, 2022- December 31, 2022	Special Servicer
BGME 2021-VR	Trust and Servicing Agreement	April 21, 2021	January 1, 2022- December 31,2022	Special Servicer
BHR 2018-PRME	Trust and Servicing Agreement	June 6, 2018	January 19, 2022- December 31, 2022	Special Servicer
BIG 2022-BIG	Trust and Servicing Agreement	February 9, 2022	February 9, 2022- December 31, 2022	Special Servicer
BLOX 2021-BLOX	Trust and Servicing Agreement	August 31, 2021	January 1, 2022- December 31, 2022	Special Servicer

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BMARK 2020-IG3*	Pooling and Servicing Agreement	May 1, 2020	January 1, 2022- December 31, 2022	Special Servicer (1633 Broadway, BX Industrial Portfolio, and Tower 333)
BMARK 2021-B23	Pooling and Servicing Agreement	February 1, 2021	January 1, 2022- December 31, 2022	Special Servicer (Pittock Block Loan Combination)
BMARK 2021-B25	Pooling and Servicing Agreement	April 1, 2021	January 1, 2022- December 31, 2022	Special Servicer (Amazon Seattle)
BMARK 2021-B26	Pooling and Servicing Agreement	May 1, 2021	January 1, 2022- December 31, 2022	Special Servicer (Equus Industrial Portfolio)
BMO 2022-C1	Pooling and Servicing Agreement	February 1, 2022	February 1, 2022- December 31, 2022	Special Servicer (360 Rosemary)
BOCA 2022-BOCA	Trust and Servicing Agreement	May 9, 2022	May 9, 2022-December 31, 2022	Special Servicer
BPCRE 2021-FL1*	Servicing Agreement	March 4, 2021	January 1, 2022-October 17, 2022	Special Servicer
BPCRE 2022-FL2	Servicing Agreement	May 25, 2022	May 25, 2022-December 31, 2022	Special Servicer
BPR 2021-KEN	Trust and Servicing Agreement	February 25, 2021	January 1, 2022- December 31, 2022	Special Servicer
BSPDF 2021-FL1	Servicing Agreement	October 15, 2021	January 1, 2022- December 31, 2022	Affiliated Loan Special Servicer
BSPRT 2018-FL4	Servicing Agreement	October 12, 2018	January 1, 2022-May 16, 2022	Special Servicer
BSPRT 2019-FL5	Servicing Agreement	May 30, 2019	January 1, 2022- December 31, 2022	Special Servicer
BWAY 2019-1633	Trust and Servicing Agreement	December 20, 2019	January 1, 2022- December 31, 2022	Special Servicer
BX 2018-BILT	Trust and Servicing Agreement	May 24, 2018	January 1, 2022- December 31, 2022	Special Servicer
BX 2018-BIOA	Trust and Servicing Agreement	March 9, 2018	January 1, 2022-April 30, 2022	Special Servicer
BX 2018-EXCL	Trust and Servicing Agreement	October 15, 2018	January 1, 2022- December 31, 2022	Special Servicer
BX 2018-GW	Trust and Servicing Agreement	May 22, 2018	January 1, 2022- December 31, 2022	Special Servicer
BX 2019-CALM	Trust and Servicing Agreement	December 12, 2019	January 1, 2022-January 11, 2022	Special Servicer
BX 2019-OC11	Trust and Servicing Agreement	December 1, 2019	January 1, 2022- December 31, 2022	Special Servicer
BX 2019-RP	Trust and Servicing Agreement	June 27, 2019	January 1, 2022- December 31, 2022	Special Servicer
BX 2019-XL	Trust and Servicing Agreement	October 9, 2019	January 1, 2022- December 31, 2022	Special Servicer
BX 2020-VIVA	Trust and Servicing Agreement	May 5, 2020	January 1, 2022- December 31, 2022	Special Servicer
BX 2021-21M	Trust and Servicing Agreement	November 8, 2021	January 1, 2022- December 31, 2022	Special Servicer
BX 2021-ARIA	Trust and Servicing Agreement	October 28, 2021	January 1, 2022- December 31, 2022	Special Servicer
BX 2021-PAC	Trust and Servicing Agreement	November 2, 2021	January 1, 2022- December 31, 2022	Special Servicer
BX 2021-VINO	Trust and Servicing Agreement	May 27, 2021	January 1, 2022- December 31, 2022	Special Servicer
BX 2021-VOLT	Trust and Servicing Agreement	September 9, 2021	January 1, 2022- December 31, 2022	Special Servicer
BX 2022-AHP	Trust and Servicing Agreement	February 15, 2022	February 15, 2022- December 31, 2022	Special Servicer

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BX 2022-FOX2	Trust and Servicing Agreement	December 12, 2022	December 12, 2022- December 31, 2022	Special Servicer
BX 2022-MVRK	Trust and Servicing Agreement	March 23, 2022	March 23, 2022- December 31, 2022	Special Servicer
BX 2022-VAMF	Trust and Servicing Agreement	February 3, 2022	February 3, 2022- December 31, 2022	Special Servicer
BXHPP 2021-FILM	Trust and Servicing Agreement	August 26, 2021	January 1, 2022- December 31, 2022	Special Servicer
BXP 2021-601L	Trust and Servicing Agreement	December 29, 2021	January 1, 2022- December 31, 2022	Special Servicer
BXSC 2022-WSS	Trust and Servicing Agreement	March 24, 2022	March 24, 2022- December 31, 2022	Special Servicer
CAF 2018-1*	Pooling and Servicing Agreement	June 9, 2018	January 1, 2022- December 31, 2022	Special Servicer
CAF 2019-1*	Pooling and Servicing Agreement	April 9, 2019	January 1, 2022- December 31, 2022	Special Servicer
CAF 2019-2*	Pooling and Servicing Agreement	July 9, 2019	January 1, 2022- December 31, 2022	Special Servicer
CAF 2019-3*	Pooling and Servicing Agreement	November 9, 2019	January 1, 2022- December 31, 2022	Special Servicer
CAF 2020-1*	Pooling and Servicing Agreement	March 9, 2020	January 1, 2022- December 31, 2022	Special Servicer
CAF 2020-2*	Pooling and Servicing Agreement	May 9, 2020	January 1, 2022- December 31, 2022	Special Servicer
CAF 2020-3	Pooling and Servicing Agreement	September 9, 2020	January 1, 2022- December 31, 2022	Special Servicer
CAF 2020-4*	Pooling and Servicing Agreement	December 9, 2020	January 1, 2022- December 31, 2022	Special Servicer
CAF 2020-P1*	Pooling and Servicing Agreement	November 19, 2020	January 1, 2022- December 31, 2022	Special Servicer
CAF 2021-1*	Pooling and Servicing Agreement	April 9, 2021	January 1, 2022- December 31, 2022	Special Servicer
CAF 2021-2*	Pooling and Servicing Agreement	July 9, 2021	January 1, 2022- December 31, 2022	Special Servicer
CAF 2021-3*	Pooling and Servicing Agreement	October 9, 2021	January 1, 2022- December 31, 2022	Special Servicer
CAF 2022-1	Pooling and Servicing Agreement	June 9, 2022	June 9, 2022-December 31, 2022	Special Servicer
CAF 2022-P2*	Pooling and Servicing Agreement	September 9, 2022	September 9, 2022- December 31, 2022	Special Servicer
CAMB 2021-CX2	Trust and Servicing Agreement	November 9, 2021	January 1, 2022- December 31, 2022	Special Servicer
CFCRE 2016-C6	Pooling and Servicing Agreement	November 1, 2016	January 1, 2022- December 31, 2022	Special Servicer (Potomac Mills)
CFCRE 2018-TAN	Trust and Servicing Agreement	February 6, 2018	January 1, 2022- December 31, 2022	Special Servicer
CGCMT 2018-TBR	Trust and Servicing Agreement	January 9, 2018	January 1, 2022- December 31, 2022	Special Servicer
CGCMT 2020-420K	Trust and Servicing Agreement	November 6, 2020	January 1, 2022- December 31, 2022	Special Servicer
CGCMT 2021-PRM2	Trust and Servicing Agreement	October 9, 2021	January 1, 2022- December 31, 2022	Special Servicer
COLD 2020-ICE5	Trust and Servicing Agreement	October 29, 2020	January 1, 2022- December 31, 2022	Special Servicer
COMM 2013-300P	Trust and Servicing Agreement	August 1, 2013	January 1, 2022-June 3, 2022	Special Servicer

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COMM 2013-CCRE7*	Pooling and Servicing Agreement	April 1, 2013	January 1, 2022- December 31, 2022	Special Servicer
COMM 2016-667M	Trust and Servicing Agreement	October 6, 2016	January 1, 2022- December 31, 2022	Special Servicer
COMM 2018-HOME	Pooling and Servicing Agreement	June 1, 2018	January 1, 2022- December 31, 2022	Special Servicer (TriBeCa House Whole Loan and The Gateway Whole Loan)
COMM 2019-WCM	Trust and Servicing Agreement	October 30, 2019	January 1, 2022- December 31, 2022	Special Servicer
COMM 2020-CX	Trust and Servicing Agreement	November 5, 2020	January 1, 2022- December 31, 2022	Special Servicer
COMM 2020-SBX	Trust and Servicing Agreement	December 30, 2020	January 1, 2022- December 31, 2022	Special Servicer
COMM 2021-2400	Trust and Servicing Agreement	December 15, 2021	January 1, 2022- December 31, 2022	Special Servicer
CSAIL 2015-3	Pooling and Servicing Agreement	August 1, 2015	January 1, 2022- December 31, 2022	Special Servicer (Charles River Plaza North Whole Loan)
CSMC 2006-C1	Pooling and Servicing Agreement	March 1, 2006	January 1, 2022- December 31, 2022	Special Servicer
CSMC 2017-CALI	Trust and Servicing Agreement	November 6, 2017	January 1, 2022- December 31, 2022	Special Servicer
CSMC 2017-MOON	Trust and Servicing Agreement	July 6, 2017	January 1, 2022- December 31, 2022	Special Servicer
CSMC 2019-ICE4	Trust and Servicing Agreement	June 5, 2019	January 1, 2022- December 31, 2022	Special Servicer
CSMC 2019-UVIL	Trust and Servicing Agreement	December 6, 2019	January 1, 2022- December 31, 2022	Special Servicer
CSMC 2021-BHAR	Trust and Servicing Agreement	November 23, 2021	January 1, 2022- December 31, 2022	Special Servicer
DAFC 2017-AMO	Trust and Servicing Agreement	June 20, 2017	January 1, 2022- December 31, 2022	Special Servicer
DBGS 2018-BIOD	Trust and Servicing Agreement	June 26, 2018	January 1, 2022- December 31, 2022	Special Servicer
DBGS 2019-1735	Trust and Servicing Agreement	April 6, 2019	January 1, 2022- December 31, 2022	Special Servicer
DBUBS 2017-BRBK	Trust and Servicing Agreement	October 1, 2017	January 1, 2022- December 31, 2022	Special Servicer
DBWF 2016-85T	Trust and Servicing Agreement	December 21, 2016	January 1, 2022- December 31, 2022	Special Servicer
DBWF 2018-AMXP	Trust and Servicing Agreement	May 1, 2018	January 1, 2022-April 30, 2022	Special Servicer
DOLP 2021-NYC	Trust and Servicing Agreement	April 20, 2021	January 1, 2022- December 31, 2022	Special Servicer
ESA 2021-ESH	Trust and Servicing Agreement	July 8, 2021	January 1, 2022- December 31, 2022	Special Servicer
FFB 2018-Q007*	Pooling and Servicing Agreement	September 1, 2018	January 1, 2022- December 31, 2022	Special Servicer
FFB 2019-Q011	Pooling and Servicing Agreement	September 1, 2019	January 1, 2022- December 31, 2022	Special Servicer
FFB 2020-Q013	Pooling and Servicing Agreement	September 1, 2020	January 1, 2022- December 31, 2022	Special Servicer
FFB 2021-Q016	Pooling and Servicing Agreement	September 1, 2021	January 1, 2022- December 31, 2022	Special Servicer
FMBT 2019-FBLU	Trust and Servicing Agreement	December 6, 2019	January 1, 2022- December 31, 2022	Special Servicer

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FRB 2018-Q008*	Pooling and Servicing Agreement	December 1, 2018	January 1, 2022- December 31, 2022	Special Servicer
FREMF 2019-Q010*	Pooling and Servicing Agreement	July 1, 2019	January 1, 2022- December 31, 2022	Special Servicer
FREMF 2020-Q012	Pooling and Servicing Agreement	August 1, 2020	January 1, 2022- December 31, 2022	Special Servicer
FRESB 2015-SB8	Pooling and Servicing Agreement	November 1, 2015	January 1, 2022- December 31, 2022	Special Servicer
FRESB 2016-SB19	Pooling and Servicing Agreement	July 1, 2016	January 1, 2022- December 31, 2022	Special Servicer
FRETE 2022-ML13	Pooling and Servicing Agreement	November 1, 2022	November 1, 2022- December 31, 2022	Special Servicer
GACM 2019-FL1	Servicing Agreement	June 6, 2019	January 1, 2022- December 31, 2022	Special Servicer
GACM 2020-FL2	Servicing Agreement	June 5, 2020	January 1, 2022-February 16, 2022	Special Servicer
GCT 2021-GCT	Trust and Servicing Agreement	February 5, 2021	January 1, 2022- December 31, 2022	Special Servicer
GRACE 2020-GRCE	Trust and Servicing Agreement	November 18, 2020	January 1, 2022- December 31, 2022	Special Servicer
GSMS 2017-375H	Trust and Servicing Agreement	September 6, 2017	January 1, 2022- December 31, 2022	Special Servicer
GSMS 2017-485L	Trust and Servicing Agreement	February 6, 2017	January 1, 2022- December 31, 2022	Special Servicer
GSMS 2017-FARM	Trust and Servicing Agreement	December 29, 2017	January 1, 2022- December 31, 2022	Special Servicer
GSMS 2017-STAY	Trust and Servicing Agreement	August 15, 2017	January 1, 2022-February 9, 2022	Special Servicer
GSMS 2019-70P	Trust and Servicing Agreement	October 23, 2019	January 1, 2022- December 31, 2022	Special Servicer
GSMS 2022-GTWY	Trust and Servicing Agreement	August 30, 2022	August 30, 2022- December 31, 2022	Special Servicer
GSMS 2022-SHIP	Trust and Servicing Agreement	July 29, 2022	July 29, 2022-December 31, 2022	Special Servicer
GWT 2019-WOLF	Trust and Servicing Agreement	December 30, 2019	January 1, 2022- December 31, 2022	Special Servicer
HAMLET 2020-CRE1*	Pooling and Servicing Agreement	May 1, 2020	January 1, 2022- December 31, 2022	Special Servicer
HFX 2017-1*	Amended and Restated Servicing Agreement	March 30, 2020	January 1, 2022- December 31, 2022	Special Servicer
HONO 2021-LULU	Trust and Servicing Agreement	October 15, 2021	January 1, 2022- December 31, 2022	Special Servicer
HY 2016-10HY	Trust and Servicing Agreement	August 6, 2016	January 1, 2022- December 31, 2022	Special Servicer
HY 2019-30HY	Trust and Servicing Agreement	July 6, 2019	January 1, 2022- December 31, 2022	Special Servicer
ILPT 2022-LPFX	Trust and Servicing Agreement	March 6, 2022	March 6, 2022-December 31, 2022	Special Servicer
IMT 2017-APTS	Trust and Servicing Agreement	July 9, 2017	January 1, 2022- December 31, 2022	Special Servicer
IPT 2018-INDP	Trust and Servicing Agreement	June 11, 2018	January 1, 2022- December 31, 2022	Special Servicer
JAX 2019-LIC	Trust and Servicing Agreement	November 15, 2019	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2017-245P*	Trust and Servicing Agreement	May 30, 2017	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2018-AON	Trust and Servicing Agreement	June 29, 2018	January 1, 2022- December 31, 2022	Special Servicer

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JPMCC 2018-BCON	Pooling and Servicing Agreement	February 1, 2018	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2018-PHH*	Trust and Servicing Agreement	August 7, 2018	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2018-PTC*	Trust and Servicing Agreement	May 16, 2018	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2019-ICON	Pooling and Servicing Agreement	April 1, 2019	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2019-MARG	Trust and Servicing Agreement	May 30, 2019	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2019-MFP*	Trust and Servicing Agreement	July 18, 2019	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2019-OSB	Trust and Servicing Agreement	June 13, 2019	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2020-LOOP*	Trust and Servicing Agreement	February 5, 2020	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2021-1MEM	Trust and Servicing Agreement	October 14, 2021	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2021-2NU	Trust and Servicing Agreement	January 29, 2021	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2021-410T	Trust and Servicing Agreement	March 12, 2021	January 1, 2022- December 31, 2022	Special Servicer
JPMCC 2022-DATA	Trust and Servicing Agreement	June 16, 2022	June 16, 2022-December 31, 2022	Special Servicer
JPMCC 2022-NXSS	Trust and Servicing Agreement	September 29, 2022	September 29, 2022- December 31, 2022	Special Servicer
KNDL 2019-KNSQ	Trust and Servicing Agreement	May 30, 2019	January 1, 2022- December 31, 2022	Special Servicer
LAQ 2022-LAQ	Trust and Servicing Agreement	March 30, 2022	March 30, 2022- December 31, 2022	Special Servicer
LBS 2017-Q004	Pooling and Servicing Agreement	September 1, 2017	January 1, 2022- December 31, 2022	Special Servicer
LCCM 2021-FL2	Servicing Agreement	July 13, 2021	January 1, 2022- December 31, 2022	Special Servicer
LCCM 2021-FL3	Servicing Agreement	December 2, 2021	January 1, 2022- December 31, 2022	Special Servicer
LIFE 2021-BMR	Trust and Servicing Agreement	March 30, 2021	January 1, 2022- December 31, 2022	Special Servicer
LIFE 2022-BMR2	Trust and Servicing Agreement	May 24, 2022	May 24, 2022-December 31, 2022	Special Servicer
LNCR 2018-CRE1*	Servicing Agreement	June 5, 2018	January 1, 2022- December 31, 2022	Special Servicer
LNCR 2019-CRE2	Servicing Agreement	May 30, 2019	January 1, 2022- December 31, 2022	Special Servicer
LNCR 2019-CRE3	Servicing Agreement	May 30, 2019	January 1, 2022- December 31, 2022	Special Servicer
LNCR 2021-CRE4	Servicing Agreement	February 5, 2021	January 1, 2022- December 31, 2022	Special Servicer
LNCR 2021-CRE5	Servicing Agreement	June 3, 2021	January 1, 2022- December 31, 2022	Special Servicer
LNCR 2021-CRE6	Servicing Agreement	November 4, 2021	January 1, 2022- December 31, 2022	Special Servicer
LNCR 2022-CRE7	Servicing Agreement	February 23, 2022	February 23, 2022- December 31, 2022	Special Servicer
LUXE 2021-TRIP	Trust and Servicing Agreement	October 19, 2021	January 1, 2022- December 31, 2022	Special Servicer
MBI 2021-Q015	Pooling and Servicing Agreement	May 1, 2021	January 1, 2022- December 5, 2022	Special Servicer

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MBRT 2019-MBR	Trust and Servicing Agreement	December 19, 2019	January 1, 2022- December 31, 2022	Special Servicer
MERCHANTS BANK 2022-Q017	Pooling and Servicing Agreement	May 1, 2022	May 1, 2022-December 31, 2022	Special Servicer
MERIT 2020-HILL	Trust and Servicing Agreement	August 31, 2020	January 1, 2022-April 30, 2022	Special Servicer
MFTII 2019-B3B4	Trust and Servicing Agreement	July 11, 2019	January 1, 2022- December 31, 2022	Special Servicer
MHP 2022-MHIL	Trust and Servicing Agreement	January 9, 2022	January 9, 2022- December 31, 2022	Special Servicer
MKT 2020-525M	Trust and Servicing Agreement	February 26, 2020	January 1, 2022- December 31, 2022	Special Servicer
MSC 2011-C2*	Pooling and Servicing Agreement	June 1, 2011	January 1, 2022- December 31, 2022	Special Servicer
MSC 2018-SUN	Trust and Servicing Agreement	August 2, 2018	January 1, 2022- December 31, 2022	Special Servicer
MSC 2019-H7	Pooling and Servicing Agreement	July 1, 2019	January 1, 2022- December 31, 2022	Special Servicer (Grand Canal Shoppes Whole Loan)
MSC 2019-L3	Pooling and Servicing Agreement	November 1, 2019	January 1, 2022- December 31, 2022	Special Servicer (ILPT Industrial Portfolio)
MSCI 2013-ALTM	Trust and Servicing Agreement	March 1, 2013	January 1, 2022- December 31, 2022	Special Servicer
MTK 2021-GRNY	Trust and Servicing Agreement	December 15, 2021	January 1, 2022- December 31, 2022	Special Servicer
NCMF 2022-MFP	Trust and Servicing Agreement	March 30, 2022	March 30, 2022- December 31, 2022	Special Servicer
NCMS 2018-ALXA	Trust and Servicing Agreement	February 23, 2018	January 1, 2022- December 31, 2022	Special Servicer
NCMS 2018-FL1	Pooling and Servicing Agreement	July 6, 2018	January 1, 2022- December 31, 2022	Special Servicer (Wanamaker Building Whole Loan)
NCMS 2019-LVL	Trust and Servicing Agreement	April 23, 2019	January 1, 2022- December 31, 2022	Special Servicer
NCMS 2019-NEMA	Trust and Servicing Agreement	March 29, 2019	January 1, 2022- December 31, 2022	Special Servicer
NYO 2021-1290	Trust and Servicing Agreement	November 16, 2021	January 1, 2022- December 31, 2022	Special Servicer
OMW 2020-1MW	Trust and Servicing Agreement	August 28, 2020	January 1, 2022- December 31, 2022	Special Servicer
OPUS 2016-Q003*	Pooling and Servicing Agreement	December 1, 2016	January 1, 2022- December 31, 2022	Special Servicer
PATH 2021-1	Trust and Servicing Agreement	August 13, 2021	January 1, 2022- December 31, 2022	Special Servicer
PFP 2021-7	Servicing Agreement	March 25, 2021	January 1, 2022- December 31, 2022	Special Servicer
PFP 2021-8	Servicing Agreement	September 30, 2021	January 1, 2022- December 31, 2022	Special Servicer
PFP 2022-9	Servicing Agreement	September 30, 2022	September 30, 2022- December 31, 2022	Special Servicer
PRIMA 2013-III	Servicing Agreement	September 30, 2013	January 1, 2022- December 31, 2022	Special Servicer
PRIMA 2015-IV	Servicing Agreement	March 17, 2015	January 1, 2022- December 31, 2022	Special Servicer
PRIMA 2016-VI	Servicing Agreement	December 16, 2016	January 1, 2022- December 31, 2022	Special Servicer
PRIMA 2019-1S	Indenture	August 23, 2019	January 1, 2022- December 31, 2022	Special Servicer

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PRIMA 2019-RK1	Indenture	June 27, 2019	January 1, 2022- December 31, 2022	Special Servicer
PRIMA 2019-VII	Servicing Agreement	October 22, 2019	January 1, 2022- December 31, 2022	Special Servicer
PRIMA 2020-VIII	Indenture	July 15, 2020	January 1, 2022- December 31, 2022	Special Servicer
PRIMA 2021-IX	Servicing Agreement	February 26, 2021	January 1, 2022- December 31, 2022	Special Servicer
PRIMA 2021-X	Indenture	November 16, 2021	January 1, 2022- December 31, 2022	Special Servicer
SCMT 2020-SBC9	Pooling and Servicing Agreement	June 30, 2020	January 1, 2022-February 25, 2022	Special Servicer
SFO 2021-555	Trust and Servicing Agreement	May 10, 2021	January 1, 2022- December 31, 2022	Special Servicer
SGCMS 2019-787E	Trust and Servicing Agreement	February 20, 2019	January 1, 2022- December 31, 2022	Special Servicer
SGCMS 2019-PREZ	Trust and Servicing Agreement	September 6, 2019	January 1, 2022- December 31, 2022	Special Servicer
SGCP 2019-FL2*	Servicing Agreement	June 5, 2019	January 1, 2022-May 31, 2022	Special Servicer
SGCP 2021-FL3	Servicing Agreement	September 27, 2021	January 1, 2022- December 31, 2022	Special Servicer
SGCP 2022-FL4	Servicing Agreement	June 27, 2022	June 27, 2022-December 31, 2022	Special Servicer
SHOPS 2016-CSTL	Trust and Servicing Agreement	July 20, 2016	January 1, 2022- December 31, 2022	Special Servicer
SLG 2021-OVA	Trust and Servicing Agreement	June 24, 2021	January 1, 2022- December 31, 2022	Special Servicer
SLIDE 2018-FUN	Trust and Servicing Agreement	September 28, 2018	January 1, 2022- December 31, 2022	Special Servicer
TRTX 2018-FL2	Servicing Agreement	November 29, 2018	January 1, 2022-February 16, 2022	Special Servicer
TRTX 2019-FL3	Servicing Agreement	October 25, 2019	January 1, 2022- December 31, 2022	Special Servicer
TRTX 2021-FL4*	Servicing Agreement	March 31, 2021	January 1, 2022- December 31, 2022	Special Servicer
TRTX 2022-FL5	Servicing Agreement	February 16, 2022	February 16, 2022- December 31, 2022	Special Servicer
UBS 2018-NYCH	Trust and Servicing Agreement	February 26, 2018	January 1, 2022- December 31, 2022	Special Servicer
UBSCM 2017-C4*	Pooling and Servicing Agreement	October 1, 2017	January 21, 2022- December 31, 2022	Special Servicer (Fairmount at Brewerytown)
UBSCM 2018-C9	Pooling and Servicing Agreement	March 1, 2018	January 1, 2022- December 31, 2022	Special Servicer (DreamWorks Campus)
UBSCM 2019-C16	Pooling and Servicing Agreement	April 1, 2019	January 1, 2022- December 31, 2022	Special Servicer (Skyloft Austin Whole Loan)
VASA 2021-VASA	Trust and Servicing Agreement	April 15, 2021	January 1, 2022- December 31, 2022	Special Servicer
VLS 2020-LAB	Trust and Servicing Agreement	November 6, 2020	January 1, 2022- December 31, 2022	Special Servicer
WFCM 2019-C50	Pooling and Servicing Agreement	May 1, 2019	January 1, 2022- December 31, 2022	Special Servicer (Great Wolf Lodge Southern California Whole Loan)
WFCM 2021-FCMT	Trust and Servicing Agreement	May 14, 2021	January 1, 2022- December 31, 2022	Special Servicer
WFCM 2021-SAVE	Trust and Servicing Agreement	February 17, 2021	January 1, 2022- December 31, 2022	Special Servicer

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WFCM 2022-JS2	Trust and Servicing Agreement	January 27, 2022	January 27, 2022- December 31, 2022	Special Servicer
WFLD 2014-MONT	Trust and Servicing Agreement	August 1, 2014	January 1, 2022- December 31, 2022	Special Servicer
WMRK 2022-WMRK	Trust and Servicing Agreement	November 9, 2022	November 9, 2022- December 31, 2022	Special Servicer
WWPT 2017-WWP	Trust and Servicing Agreement	November 10, 2017	January 1, 2022- December 31, 2022	Special Servicer

* Situs Holding’s LLC was named as the Special Servicer for all portfolios listed within Appendix B. However, there was only activity requiring the Company to perform the role of Special Servicer for the transaction agreements designated with an (*) throughout the period in scope.